UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 25, 2014

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 25, 2014, Liquidity Services, Inc. (the “Company”) was awarded the contract for the Non-Rolling Stock Multiple Assets Surplus Usable Property Liquidation Sale (Sales Contract Number 14-0091-0002) (the “New Surplus Contract”) by the Defense Logistics Agency Disposition Services (the “DLA”) of the U.S. Department of Defense (the “DoD”). A copy of the New Surplus Contract is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A press release, issued on July 30, 2014, announcing the award of the New Surplus Contract by the DLA to the Company is attached hereto as Exhibit 99.1.

The New Surplus Contract requires that the Company acquire all usable non-rolling stock surplus property offered to it by the DLA under the New Surplus Contract at a purchase price equal to a fixed percentage of approximately 4.35% of the DLA’s original acquisition value for all items referred, including an up front payment of 0.5% of the DLA’s original acquisition value and a backend payment of 3.85% of the DLA’s original acquisition value after 120 days. The Company will retain 100% of the profit from the resale of the property and bear all of its costs for the transport, storage, merchandising and sale of the property. The DLA has broad discretion to determine what property will be made available for sale to the Company under the New Surplus Contract and may retrieve or restrict property previously sold to the Company under the New Surplus Contract for a variety of reasons, including for national security reasons or if the property is otherwise needed to support the mission of the DoD. The New Surplus Contract has a 24-month base term (with four 12-month extension options exercisable by the DLA) and the New Surplus Contract also contains provisions allowing the DLA to add international locations and other commodity categories upon mutual agreement. Further, the New Surplus Contract contains a provision allowing the DLA to terminate the contract for convenience upon written notice from the DLA. There is a six month ramp-up period prior to the effective date of the New Surplus Contract during which time the Company will adjust its operations to conform to the requirements of the new contract.  The Company expects to commence operations under the New Surplus Contract during the first half of its fiscal year 2015.

As described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013, LSI depends on its contracts with the DLA for a significant portion of its revenue.

A copy of the associated press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed as part of this report:

10.1                                                      Notice of Award, Statement, and Release Document, dated July 25, 2014, relating to the Non-Rolling Stock Multiple Assets Surplus Usable Property Liquidation Sale (Sales Contract Number 14-0091-0002) between the Company and the Defense Logistics Agency Disposition Services of the U.S. Department of Defense.

99.1                                                      Press Release, dated July 30, 2014, with respect to the New Surplus Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: July 30, 2014	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1

Notice of Award, Statement, and Release Document, dated July 25, 2014, relating to the Non-Rolling Stock Multiple Assets Surplus Usable Property Liquidation Sale (Sales Contract Number 14-0091-0002) between the Company and the Defense Logistics Agency Disposition Services of the U.S. Department of Defense.

99.1	Press Release, dated July 30, 2014, with respect to the New Surplus Contract.